Equity	12 Months Ended
Dec. 31, 2011
Equity
NOTE 15	Equity

DIVIDENDS:    Dividends on common stock of $53.9 million were paid in 2011, compared to $55.1 million and $55.2 million in 2010 and 2009, respectively.

EQUITY COMPENSATION PLANS:    The following table summarizes TSYS’ equity compensation plans by category; as of December 31, 2011:

(in thousands, except per share data) Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	6,082	(1)	$22.04	21,515	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	6,082		$22.04	21,515

(1)	Includes 1.4 million performance share awards, which will only be issued if certain performance goals are met. The weighted-average exercise price in column (b) does not take these awards into account. Does not include an aggregate of 1.2 million shares of nonvested awards which will vest over the remaining years through 2013.
(2)	Includes 21,514,634 shares available for future grants under the Total System Services, Inc. 2002 Long-Term Incentive Plan, 2007 Omnibus Plan and 2008 Omnibus Plan, which could be in the form of options, nonvested awards and performance shares.

CHANGES IN TSYS’ OWNERSHIP INTEREST IN SUBSIDIARIES:    TSYS’ subsidiary, GP Net repurchased 400 common shares on December 29, 2011 from its noncontrolling interest. As a result of the transaction, TSYS’ ownership increased to 54.08% from 53.00%. The following table presents the effect on TSYS’ shareholders’ equity from GP Net’s acquisition of treasury shares:

(in thousands)	Year Ended December 31, 2011
Increase in other comprehensive income (OCI)	$28
Increase in additional paid in capital	77

Effect from change in noncontrolling interests	$105